UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22843

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Reports to Shareholders.

Brookfield
20 20
SEMI-ANNUAL REPORT
MARCH 31, 2020

Center Coast Brookfield
MLP & Energy Infrastructure Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $14 billion of assets under management as of March 31, 2020, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $515 billion of assets under management as of March 31, 2020. For more information, go to https://publicsecurities.brookfield.com/en.
Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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Letter to Shareholders

Dear Shareholders,
We hope this letter finds you and your loved ones healthy and safe during these challenging times. Attached please find the Semi-Annual Report for Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) for the six-month period ended March 31, 2020.
The end of 2019 saw several positive geopolitical developments. The U.S. and China formally agreed to terms of a “Phase One” trade deal, which was signed in January 2020.1 In the U.K., Brexit was finally formalized; and in North America, the U.S., Mexico and Canada signed a new deal to revamp the 1994 North American Free Trade Agreement (NAFTA).2
However, all of these developments seem to be a distant memory as the COVID-19 pandemic unleashed an extraordinary amount of global economic and market uncertainty. As a result, the longest-running equity bull market quickly came to a close, with the MSCI World Index falling 20.93% during the first quarter of 2020.
In response to the pandemic, governments around the world announced mandatory shelter-in-place measures to reduce travel and promote social distancing (closing schools, non-essential businesses, bars and restaurants). As the world went into lockdown, global economies began to grind to a halt. In the U.S., for example, more than 10 million people filed for unemployment benefits in the last two weeks of March.3
As a result, governments and central banks implemented unprecedented fiscal and monetary policy measures to help mitigate the economic downturn. The U.S. Federal Reserve lowered the federal funds rate by 150 basis points to a range of 0% to 0.25%. The government also passed a $2.3 trillion (roughly 11% of GDP) fiscal stimulus package.4 In Europe, the European Central Bank announced a €750 billion asset purchase program.5
Interest rates declined meaningfully —the yield on 10-Year U.S. Treasuries declined 125 basis points to 0.67% during the quarter. At one point, 10-Year U.S. Treasury yields hit an all-time low of 0.31%.6
Energy infrastructure was uniquely impacted by a double “black swan” event. Oil markets were already dealing with an unprecedented demand shock from COVID-19 when in early March the long-standing production agreement between the Organization of the Petroleum Exporting Countries (OPEC) and Russia broke down. After failing to reach an agreement on new production cuts, Saudi Arabia flooded the market with its crude oil while pledging price cuts to major customers.7 The price of West Texas Intermediate Crude Oil fell to $20.51 per barrel by March 31, 2020, a drop of 66% in the first quarter. Saudi Arabia, Russia, and other global producers did eventually agree to record production cuts after the end of the quarter; however, given the severity of the demand destruction, we believe only a resumption of economy activity will begin to bring supply and demand levels back into balance.
An in-depth discussion on the impacts to the industry and the Fund as a result of these historic events can be found in the Portfolio Commentary. Given the confluence of events, energy infrastructure performance suffered during the period, with a return of -58.93%, as measured by the Alerian MLP Index. Long-term, we do not expect any material hydrocarbon demand destruction from COVID-19, and we believe there are opportunities for energy companies coming out of this down cycle. During this volatile time, we will continue to use a consistent and flexible approach in seeking out the best investment opportunities for our clients.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2020.
2020 Semi-Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield MLP & Energy Infrastructure Fund
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

1 https://ustr.gov/about-us/policy-offices/press-office/press-releases/2019/december/united-states-and-china-reach.
2 https://www.reuters.com/article/us-usa-trade-mexico/u-s-canada-and-mexico-sign-agreement-again-to-replace-nafta-idUSKBN1YE1RO.
3 https://www.marketwatch.com/story/the-soaring-us-unemployment-rate-could-approach-great-depression-era-levels-2020-04-03.
4 https://www.imf.org/en/Topics/imf-and-covid19/Policy-Responses-to-COVID-19#U.
5 https://www.ecb.europa.eu/press/pr/date/2020/html/ecb.pr200318_1~3949d6f266.en.html
6 Occurred in overnight trading on March 9, 2020. https://www.cnbc.com/2020/03/09/10-year-treasury-yield-plunges.html
7 https://www.wsj.com/articles/saudi-arabia-to-boost-oil-output-even-further-11583911022.
The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). Indices are not managed and an investor cannot invest directly in an index.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Indices are not managed and an investor cannot invest directly in an index.
Past performance is no guarantee of future results.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on March 31, 2020 and subject to change based on subsequent developments.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund’s holdings.
2Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund (Unaudited)

Portfolio Commentary
We started 2020 with optimism, but, like the rest of the world, things changed dramatically with the spread of COVID-19. The sudden and unprecedented crude oil supply/demand imbalance kickstarted a market decline that accelerated at a speed and severity beyond anything we had experienced before—the The Alerian MLP Index (“AMZ”) Index lost 58% of its value in less than two weeks (March 5th-18th). This selloff created ripple effects throughout the energy industry, such as the large-scale deleveraging for midstream closed-end funds like CEN. In order to stay in compliance with the asset coverage ratios of the Investment Company Act of 1940 (“the ’40 Act”) and the terms of the Fund’s mandatory redeemable preferred shares (“MRPS”), CEN repaid $77.5 million of credit facility borrowings and redeemed $31.35 million of its outstanding MRPS from late February to the end of March. And while we had maintained the Fund’s distribution rate since 2013 in the face of multiple company-level distribution cuts, the facts and circumstances surrounding the COVID-19 disruption made it impossible not to pivot in anticipation of future distribution cuts by Fund constituents and the Fund’s deleveraging. We continue to work with the CEN’s Board of Trustees to evaluate CEN’s distribution policy and make any necessary adjustments to CEN’s future distribution payments. The dramatic decline in market comparables also led us to restate the value of the Fund’s private investment (“KKR Eagle”) in accordance with our valuation procedures by over 30%.
Although the market has rebounded and signs of life are returning around the globe, the impact of this recent downturn on CEN was significant. As of April 30, 2020, CEN’s net asset value was $61.22 million and the remaining $18.65 million of MRPS represented 23.04% of total gross assets. As of April 30, 2020, the Fund’s investments were allocated approximately 58% to public midstream companies and 40% to KKR Eagle of gross assets.
Despite these challenges, there are reasons to be optimistic about the Fund’s investments. We believe the Fund’s public investments are well-positioned to withstand the current market volatility and, generally, appear oversold relative to intrinsic valuation, in our view. The relative defensiveness of the cash flow could be seen in the first quarter earnings results in which 95% of the Fund’s constituents met or beat consensus expectations (despite the onset of COVID-19 at the tail-end of the quarter). Of course, we are conscious that second quarter earnings will likely be more impacted than Q1 as a result of the ongoing global shutdown but we are focused on seeking the companies that we believe are in the best position to perform in this environment.
As previously communicated, not all midstream assets are impacted equally by the current market conditions, and some even stand to benefit. Crude oil storage, for example, is in high demand in a world with too much crude. Natural gas basins could also see an increase in activity, as gas that we thought might be produced alongside crude oil instead remains in the ground.
The Fund’s private investment, KKR Eagle, consists of gas gathering and processing assets servicing production in the Montney Shale / WCSB in Northwest Canada. As mentioned above, gas-focused regions like the Montney could benefit as crude oil production declines. Moreover, the contractual provisions underpinning KKR Eagle’s cash flow has provided a level of stability precisely designed to help mitigate volatility in uncertain times such as these. That said, recent volatility could affect the timing of any potential monetization of the asset as the M&A and IPO markets appear closed for the moment. Nevertheless, we believe the asset continues to be of long-term strategic importance to the primary counterparties.
Moreover, as we write this commentary, the OPEC production cuts are taking effect and economic activity has started to increase. It appears spot crude oil prices are on their way to the highest monthly increase on record in May. Production shut-ins have also started to reverse, and a crude oil storage shortage does not appear to be as problematic as was once feared. Further, we have been encouraged by the U.S. energy industry’s swift and decisive response to the severe market conditions and believe it will position the industry to recover more quickly and more effectively post-pandemic.
2020 Semi-Annual Report3

Center Coast Brookfield MLP & Energy Infrastructure Fund (Unaudited)

Despite these positive data points, we are not necessarily out of the woods and must be vigilant to the ever-changing market conditions as we position the Fund for successful opportunities over the long term. Currently, we believe CEN presents a unique investment proposition with a large, compelling private investment and public investments that we believe are at historically attractive valuation levels.
For a more detailed overview of our thoughts on the first calendar quarter of 2020, please see below.
MARKET OVERVIEW
We ended 2019 on an optimistic note. Despite a tough October and November, performance reversed in December and we ended the year in positive territory. The U.S. exited the decade as the leading global producer of oil and gas and the corresponding shale infrastructure buildout was largely complete. As we quoted in our Fourth Quarter 2019 letter to shareholders, “this next decade should be a less capital-intensive period with greater free cash flow available to energy infrastructure equity holders, who are now invested in more simplified structures with lower costs of capital, more self-funded capital programs, and better corporate governance (for the most part). We believe it’s an exciting set-up for a new year and a new decade.”
We were prepared for big-picture, macroeconomic factors to play a role in performance in 2020. We anticipated headlines around U.S.-Iran tensions, the U.S. 2020 election, as well as the implementation of the U.S./China trade agreement. All of the above now seem quaint in the light of this new and strange reality.
The first quarter of 2020 was historic by any measure. In the energy infrastructure space specifically, the size and velocity of equity price declines was breathtaking. The Alerian MLP Index (“AMZ”) had a total return of -57%, which was more than twice that of the next two worst quarters on record: Q3 of 2015 (-22%) and Q4 of 2008 (-20%). Looking at first-quarter performance, it is hard to believe that the AMZ was up modestly through mid-January on the back of the Soleimani airstrike and the “January Effect.”
The coronavirus broke into the world’s collective consciousness in the middle of January and immediately created an overhang for commodity prices. However, even throughout February, most of the attention was still focused on China-specific demand destruction, as it was yet unclear whether the virus would gain a foothold abroad and whether the rest of the world would be able to impose similarly strict lockdown measures. At that time, the U.S. energy industry was facing other, seemingly more immediate 2020 headwinds—how will the 2020 election impact the outlook for oil and gas? Will Iranian barrels come back to the market? Will the trade war rear its head again? Will natural gas prices ever recover in the Permian era?
March happened at lightning speed. The world recognized that global lockdowns were looming. Simultaneously, the Russia/OPEC alliance crumbled over disagreement about how to attempt to balance the market. The speed of the ensuing commodity price declines and the growing uncertainty of the intensity and duration of the supply/demand imbalance caused broad selling pressure throughout the sector. This was further exacerbated by technical pressure from dedicated funds. In less than two weeks (March 5th-18th), the AMZ lost 58% of its value.
In our opinion, the sell-off is a reflection of some of the unknowns we face today: How long will we be staying at home? What will it look like when we leave home? When will air travel recover? We agree that we are in uncharted territory when it comes to these questions. We just don’t know the answers. However, we believe some of the following events may come to pass:
•	The shutdown of global activity should pass at some point
•	We believe current oil prices are unsustainable for producers over the long run
•	U.S. production may decline; when demand normalizes, U.S. production may eventually rebound
•	Some E&P companies may go bankrupt, however;
4Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund (Unaudited)

•	We believe our portfolio companies have cash flow and balance sheet profiles that help mitigate the risk of insolvency.
Based on these views, we often step back and ask ourselves if the sell-off is overdone. Is it appropriate that our equities declined faster and deeper than they ever did in the Global Financial Crisis? Is it appropriate that the AMZ ended March at a higher index distribution yield and a lower EV/EBITDA multiple than was ever achieved in the Global Financial Crisis? Historically, these levels have been attractive entry points, and while we continue to expect volatility over the next several months, we do have confidence that:
a) Long-term oil demand should rebound from pandemic levels;
b) There will continue to be hydrocarbon resources in the United States, and;
c) Existing midstream assets should continue to link hydrocarbon supply to demand markets
COVID-19
On March 6th, OPEC and Russia concluded a meeting discussing additional crude oil production cuts in order to help stabilize crude oil prices, given demand concerns stemming from COVID-19. The two sides were not able to reach an agreement as Russia refused to cut its production further. The following day, on March 7th, Saudi Arabia effectively started a price war by slashing crude prices for its customers and messaging that it would cease restraining its production, unraveling the existing cuts that were in place prior to the meeting. It quickly became apparent, however, that the aforementioned supply-oriented black swan event would be dwarfed in magnitude by the demand-side impact of a global lockdown. Estimates of peak demand destruction for crude oil due to COVID-19 containment efforts rapidly increased from 8 MMBPD1 to 10 to 15—now, one crude oil trading company is estimating 35 MMBPD of demand destruction in April.2 So, what does this mean for U.S. crude production? We believe one possible order of events would be as follows:
•	Demand for refined products has been decreasing dramatically, pressuring refiner economics
•	Refiners have started cutting utilization[3]
•	As demand outlets have dwindled, crude prices have been pressured, and producers have dramatically scaled back drilling programs. Already, independent U.S. producers have cut 2020 budgets by at least $20 billion in the aggregate, with the supermajors cutting more than an additional $20 billion, globally[4]
•	The natural decline of wells may not be fast enough to match the speed of refinery run cuts, which may lead to well shut-ins. We are starting to see early signs of shut-ins already[5]
•	It is our hope that at some point, economic activity may resume and demand may begin to recover
•	As demand recovers, refinery utilization may increase
•	Any future increase in refinery demand may incentivize an increase in crude oil production, including possibly in the U.S.
We don’t know how deep or how prolonged the demand downturn will be. However, we do know that the current situation is painful for both Saudi Arabia and Russia, who are estimated to have fiscal break-evens of $80 and $40 per barrel of oil respectively.6 As of the writing of this letter, a global coalition of producers, led by Saudi Arabia and Russia, agreed to a 9.7 MMBPD production cut, with the expectation that free market participants such as the United States would eventually contribute through natural capital attrition.
We expect the U.S., through production declines and shut-ins, may be a participant in the near-term supply solution. Our estimates suggest that the U.S. could see one to three million barrels per day of peak-to-trough supply reduction, or a 10%-20% decline from recent highs. This means that the U.S. would approximately
2020 Semi-Annual Report5

Center Coast Brookfield MLP & Energy Infrastructure Fund (Unaudited)

participate pro rata with the rest of the world on a 10-15 MMBPD global cut, which is in line with estimates that are currently being floated by market experts.7 A cut of this magnitude still might not balance the market during the peak of the crisis, but it may prolong the runway of available storage.
We do not believe that all of our portfolio companies will be exposed in a declining crude oil production environment (in fact, some may benefit from it). Of the ones that are exposed, we believe they should be able to handle the downturn. We believe there is ample liquidity to handle the next three years’ worth of maturities in the aggregate (and we do not believe the “trough” will last three years).
Midstream companies have spent the last five years improving their balance sheets and addressing cost of capital concerns, and they enter this downturn in far better position than they were even at the peak of the energy market in 2014, with greater distribution coverage, lower leverage and lower external capital needs than they had going into the last downturn. Many of our companies enjoyed another tremendous Q4 2019 earnings season, with a significant portion of our portfolio growing annual Earnings Before Interest, Tax, Depreciation and Amortization ("EBITDA") by greater than 10% for the second year in a row. While we have already seen some distribution reductions, and expect to see a few more, the simple point remains that these distribution reductions and stronger balance sheets help provide a sizable safety net and may allow companies to fend off insolvency concerns during times of significant market upheaval.
We stress this point often, and it is worth stressing again: not all midstream companies are the same and not all types of assets will be impacted to the same degree. For example, most natural gas pipelines, which comprise around 25% of cash flow, should not see nearly the level of earnings attrition during the production trough as crude pipelines might. Natural gas-oriented gathering and processing systems may see volumes grow as associated gas volumes from crude oil basins decline. Other assets, such as crude storage tanks, may also see earnings opportunities in the near term. It is frustrating to see the entire sector painted with a broad brush as often as it is, and we believe energy infrastructure companies will once again show their mettle during yet another downcycle.
CONCLUSION
Looking in the rearview mirror, energy infrastructure has experienced an unprecedented sell-off. Immediately ahead of us, we see relative uncertainty. Long-term, we remain optimistic. We would like to reassure you that during these times, as always, we are positioning our portfolios to adapt to the rapidly developing news, risks and opportunities. We firmly believe there will be brighter, more “normal” days ahead, and despite the current environment, we believe these unprecedented valuation levels do not reflect the value of the underlying assets.

1 Million barrels per day
2 Bloomberg News, ‘How the Pandemic Wiped Out Oil Demand Around The World’, April 9 2020.
3 U.S. Energy Information Administration (“EIA”), ‘Weekly Petroleum Status Report’, April 8 2020.
4 Capex cuts are aggregated from: US Capital Advisors ‘CAPEX Cut Tracker 2.0’, March 27 2020; Reuters, ‘Exxon lops 30% off 2020 spending, deeper and later than rivals’, April 7 2020.
5 Morgan Stanley Research, ‘Oil & Gas: Shut-Ins Begin, More to Come’, April 7, 2020.
6 Reuters, ‘Russia vs Saudi: How much pain can they take in oil price war?’, March 9, 2020.
7 Rapidan Energy Group, ‘No OPEC+ Deal Tonight – Talks Ongoing’, April 9, 2020.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement
6Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund (Unaudited)

are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
All returns shown in USD.
Cash coverage refers to the Fund’s ratio of total distributions or dividends received from its portfolio constituents to the total dividends paid out to shareholders, without offset for the expenses of the Fund.
Investing in Master Limited Partnerships (“MLPs”) involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or “C” corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit and, therefore, could have a material impact on the Fund’s NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.
MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).
2020 Semi-Annual Report7

Center Coast Brookfield MLP & Energy Infrastructure Fund (Unaudited)

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.
An outbreak of infectious respiratory illness caused by a novel coronavirus known as "COVID-19" was first detected in China in December 2019 and has now been detected globally. COVID-19 and concern about its spread contributed to severe market volatility. Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil-producing countries. These developments have and may continue to adversely impact the Fund's NAV and the market price of the Fund's common shares.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2020 and subject to change based on subsequent developments.
8Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Portfolio Characteristics (Unaudited)
March 31, 2020

PORTFOLIO STATISTICS
Percentage of leveraged assets	24.39%
Total number of holdings	16

Asset Allocation by Sector[1]
Master Limited Partnerships
Pipeline Transportation | Petroleum	7.6%
Pipeline Transportation | Natural Gas	7.0%
Gathering + Processing	0.4%
Total Master Limited Partnerships	15.0%
Common Stocks
Pipeline Transportation | Natural Gas	10.6%
Pipeline Transportation | Petroleum	6.8%
Gathering + Processing	4.2%
Total Common Stocks	21.6%
Private Investment
Gathering + Processing	41.1%
Money Market Funds	22.3%
Total	100.0%

TOP TEN HOLDINGS[1]
KKR Eagle Co-Invest LP	41.1%
First American Treasury Obligations Fund, Class X, 0.32%	22.2%
Magellan Midstream Partners LP	3.8%
Phillips 66 Partners LP	3.8%
Kinder Morgan, Inc.	3.7%
The Williams Companies, Inc.	3.6%
Pembina Pipeline Corp.	3.6%
Enterprise Products Partners LP	3.6%
ONEOK, Inc.	3.5%
TC Pipelines LP	3.4%

1 Percentages are based on Total Market Value of Investments.
2020 Semi-Annual Report9

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (Unaudited)
March 31, 2020

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 21.3%
Gathering + Processing – 0.6%
Crestwood Equity Partners LP	49,919	$ 211,157
Summit Midstream Partners LP	129,839	79,202
Total Gathering + Processing		290,359
Pipeline Transportation | Natural Gas – 9.9%
Enterprise Products Partners LP	180,832	2,585,898
TC Pipelines LP	89,898	2,470,397
Total Pipeline Transportation | Natural Gas		5,056,295
Pipeline Transportation | Petroleum – 10.8%
Magellan Midstream Partners LP	76,442	2,789,369
Phillips 66 Partners LP	76,140	2,773,780
Total Pipeline Transportation | Petroleum		5,563,149
Total MASTER LIMITED PARTNERSHIPS (Cost $13,477,697)		10,909,803
COMMON STOCKS – 30.6%
Gathering + Processing – 6.0%
EnLink Midstream LLC	408,122	448,934
The Williams Companies, Inc.	186,273	2,635,763
Total Gathering + Processing		3,084,697
Pipeline Transportation | Natural Gas – 15.0%
Kinder Morgan, Inc.	194,246	2,703,904
ONEOK, Inc.	117,665	2,566,274
TC Energy Corp. (u)	55,000	2,436,500
Total Pipeline Transportation | Natural Gas		7,706,678
Pipeline Transportation | Petroleum – 9.6%
Enbridge, Inc. (u)	79,254	2,305,499
Pembina Pipeline Corp. (u)	139,360	2,621,361
Total Pipeline Transportation | Petroleum		4,926,860
Total COMMON STOCKS (Cost $19,320,050)		15,718,235
PRIVATE INVESTMENT – 58.3%
Gathering + Processing – 58.3%
KKR Eagle Co-Invest LP (f)		29,900,000
Total PRIVATE INVESTMENT (Cost $34,472,094)		29,900,000
SHORT-TERM INVESTMENTS – 31.6%
Money Market Fund – 31.6%
First American Treasury Obligations Fund, Class X, 0.32% (y)	16,169,949	16,169,949
GS Financial Square Treasury Solutions Fund, Capital Class, 0.35% (y)	24,640	24,640
Total SHORT-TERM INVESTMENTS (Cost $16,194,589)		16,194,589
Total Investments – 141.8% (Cost $83,464,430)		72,722,627
Liabilities in Excess of Other Assets – (41.8)%		(21,423,316)
TOTAL NET ASSETS – 100.0%		$ 51,299,311

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (Unaudited) (continued)
March 31, 2020

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

(f)	— This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund's Board. As of March 31, 2020, the total value of all such securities was $29,900,000 or 58.3% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,300,000, does not permit redemptions, has expected remaining life of 2.75 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of March 31, 2020.

See Notes to Financial Statements.
2020 Semi-Annual Report11

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Assets and Liabilities (Unaudited)
March 31, 2020

Assets:
Investments in securities, at value (cost $83,464,430)	$ 72,722,627
Receivable for investments sold	3,397,009
Deferred offering costs (Note 7)	182,974
Dividends and interest receivable	61,231
Prepaid expenses	86,602
Total assets	76,450,443
Liabilities:
Payable for current income taxes (Note 4)	1,646,962
Payable for credit facility interest	53,896
Mandatory redeemable preferred shares ($0.01 par value, 746 shares isssued with liquidation preference of $25,000 per share, net of debt issuance cost $271,605) (Note 8)	18,378,395
Dividends payable to Mandatory Redeemable Preferred shareholders	35,257
Payable for investments purchased	4,215,920
Investment advisory fee payable (Note 5)	490,275
Administration fee payable (Note 5)	73,541
Trustees' fee payable	9,559
Accrued expenses	247,327
Total liabilities	25,151,132
Commitments and contingencies (Note 10)
Net Assets	$ 51,299,311
Composition of Net Assets:
Paid-in capital	431,728,936
Accumulated losses	(380,429,625)
Net Assets	$ 51,299,311
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	49,265,059
Net asset value per share	$ 1.04

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2020

Investment Income (Note 2):
Dividends and distributions (net of foreign withholding tax of $54,103)	$ 19,811,170
Interest	32,474
Less return of capital on distributions	(14,397,070)
Total income	5,446,574
Expenses:
Investment advisory fees (Note 5)	1,903,683
Administration fees (Note 5)	285,552
Audit and tax services	74,756
Legal fees	73,315
Trustees' fees	60,138
Reports to shareholders	45,636
Registration fees	26,651
Miscellaneous	16,169
Fund accounting fees	15,374
Rating agency fees	14,500
Custodian fees	12,148
Transfer agent fees	8,365
Insurance	6,907
Franchise taxes	4,586
Total operating expenses	2,547,780
Interest expense on credit facility	953,042
Amortization of preferred shares issuance costs	512,903
Dividends to Mandatory Redeemable Preferred shareholders	1,439,327
Total expenses	5,453,052
Net investment loss before taxes	(6,478)
Current income tax expense (Note 4)	(1,646,962)
Net investment loss	(1,653,440)
Net realized gain (loss) on:
Investments	(230,049,814)
Written option contracts	(3,806)
Foreign currency transactions	(4,398)
Net realized loss	(230,058,018)
Net change in unrealized appreciation (depreciation) on:
Investments	(36,386,189)
Written option contracts	2,090
Foreign currency translations	(2,117)
Net change in unrealized depreciation	(36,386,216)
Net realized and unrealized loss	(266,444,234)
Net decrease in net assets resulting from operations	$(268,097,674)

See Notes to Financial Statements.
2020 Semi-Annual Report13

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Fiscal Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (1,653,440)	$ (4,633,970)
Net realized loss	(230,058,018)	(12,863,128)
Net change in unrealized depreciation	(36,386,216)	(16,321,773)
Net decrease in net assets resulting from operations	(268,097,674)	(33,818,871)
Distributions to Common Shareholders:
Return of capital	(29,046,175)	(44,001,829)
Total distributions paid	(29,046,175)	(44,001,829)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 7)	39,732,110	97,625,658
Reinvestment of distributions	597,421	1,159,053
Net increase in net assets from capital stock transactions	40,329,531	98,784,711
Total increase (decrease) in net assets	(256,814,318)	20,964,011
Net Assets:
Beginning of period	308,113,629	287,149,618
End of period	$ 51,299,311	$308,113,629
Share Transactions:
Shares sold (Note 7)	6,317,604	12,348,410
Reinvested shares	199,043	147,630
Net increase in shares outstanding	6,516,647	12,496,040

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(268,097,674)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(125,460,135)
Proceeds from disposition of long-term portfolio investments	225,231,951
Net purchases of short-term portfolio investments	(12,091,519)
Return of capital distributions	14,397,070
Decrease in dividends and interest receivable	(1,703)
Decrease in deferred offering costs	(58,071)
Increase in prepaid expenses	(18,202)
Increase in payable for current income taxes	1,646,962
Increase in payable for credit facility interest	(151,847)
Increase in dividends payable to Mandatory Redeemable Preferred Shareholders	(11,754)
Increase in investment advisory fee payable	130,238
Increase in administration fee payable	19,535
Increase in trustees' fee payable	(327)
Decrease in accrued expenses	45,498
Amortization of preferred shares issuance costs	512,903
Net change in unrealized depreciation on investments and written option contracts	36,384,099
Net realized loss on investments	230,053,620
Net cash provided by operating activities	102,530,644
Cash flows used for financing activities:
Net cash used for mandatory redeemable preferred shareholders redemptions	(31,350,000)
Net cash provided by credit facility	(82,500,000)
Net cash provided by proceeds from shares sold	39,732,110
Distributions paid to common shareholders, net of reinvestments	(28,448,754)
Net cash used for financing activities	(102,566,644)
Net decrease in cash	(36,000)
Cash at beginning of period	36,000
Cash at end of period	$ —
Supplemental Disclosure of Cash Flow Information:
Interest payments for the six months ended March 31, 2020 totaled $2,544,216.
Non-cash financing activities not included consist of reinvestments of dividends and distributions for the ended March 31, 2020 of $597,421.

See Notes to Financial Statements.
2020 Semi-Annual Report15

Center Coast Brookfield MLP & Energy Infrastructure Fund
Financial Highlights

	2020 [10]	2019 [11]	2018 *,12	2017 [13]	2016 [13]	2015 [13]	2014 [13]
Per Share Operating Performance:
Net asset value, beginning of period	$ 7.21	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31
Net investment loss[1]	(0.04)	(0.13)	(0.25)	(0.37)	(0.24)	(0.30)	(0.24)
Return of capital[1]	0.31	0.73	0.75	1.19	1.10	1.17	0.81
Net realized and unrealized gain (loss) on investments[1,4]	(5.81)	(1.63)	0.59	(1.45)	0.68	(8.80)	1.58
Net increase (decrease) in net asset value resulting from operations	(5.54)	(1.03)	1.09	(0.63)	1.54	(7.93)	2.15
Distributions to Common Shareholders:
Dividends from distributable earnings	—	—	(0.33)	—	—	—	(1.18)
Return of capital distributions	(0.63)	(1.25)	(0.61)	(1.25)	(1.25)	(1.25)	(0.17)
Total dividends and distributions paid*	(0.63)	(1.25)	(0.94)	(1.25)	(1.25)	(1.25)	(1.35)
Net asset value, end of period	$ 1.04	$ 7.21	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11
Market price, end of period	$ 0.93	$ 7.12	$ 9.42	$ 9.20	$ 11.58	$ 11.09	$ 19.49
Total Investment Return based on Net asset value#	-82.11% [8]	-10.92%	12.33% [8]	-6.59%	15.62%	-40.75% [5]	11.94%
Total Investment Return based on Market price†	-84.65% [8]	-11.32%	13.20% [8]	-10.85%	17.61%	-37.97% [5]	13.49%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$51,299	$308,114	$287,150	$229,811	$233,119	$215,962	$297,927
Ratio of expenses (benefit) to average net assets[2]	5.47% [9]	3.62%	3.68% [9]	3.51%	2.90%	(4.96)%	8.55%
Ratio of expenses to average net assets (excluding current and deferred income taxes)	4.20% [9]	3.62%	3.68% [9]	3.51%	2.83%	2.53%	2.26%
Ratio of expenses to average net assets (excluding current and deferred income taxes and interest expense)	1.96% [9]	1.89%	2.03% [9]	2.04%	2.06%	2.00%	1.85%
Ratio of net investment loss to average net assets[2]	(1.27)% [9]	(1.66)%	(3.22)% [9]	(3.33)%	(2.32)%	(1.82)%	(1.18)%
Ratio of expenses (benefit) to average managed assets[3]	3.74% [9]	2.49%	2.51% [9]	2.31%	2.06%	(3.46)%	6.08%
Portfolio turnover rate	65% [8]	56%	33% [8]	36%	62%	91%	105%
Credit facility, end of period (000's)	N/A	$ 82,500	$ 79,100	$ 66,500	$ 81,700	$ 79,600	$129,000
Total amount of preferred shares outstanding (000's)	$18,650	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ —	$ —
Asset coverage per $1,000 unit of senior indebtedness[6]	$ 3,751	$ 3,325	$ 3,224	$ 2,973	$ 2,770	$ 3,949	$ 3,310
Asset coverage per preferred shares[7]	$93,766	$179,057	$168,575	$139,905	$141,559	$ —	$ —
Liquidating preference for preferred shares	$25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ —	$ —

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
^	Distributions for annual periods determined in accordance with federal income tax regulations.
*	Following the close of business on February 2, 2018, Brookfield Public Securities Group LLC, replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net investment income (loss) ratios exclude the deferred tax benefit (expense) allocated to realized and realized and unrealized gain (loss).
[3]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[4]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[5]	Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund's transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at the subscription price per share below the then-current NAV per share of the Fund.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[7]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.
[8]	Not annualized.
[9]	Annualized.
[10]	For the Six Months Ended March 31, 2020 (Unaudited).
[11]	For the Fiscal Year Ended September 30, 2019.
[12]	For the Ten Month Period Ended September 30, 2018.
[13]	For the Fiscal Years Ended November 30,

See Notes to Financial Statements.
16Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited)
March 31, 2020

1.Organization
Center Coast Brookfield MLP & Energy Infrastructure Fund (the ‘‘Fund’’) is a non-diversiﬁed, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “CEN.” The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certiﬁcate of Trust, and is governed by the laws of the state of Delaware. The Fund commenced operations on September 26, 2013.
Brookfield Public Securities Group LLC (“PSG” or the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Assets Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.
The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable
2020 Semi-Annual Report17

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2020:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$ 10,909,803	$ —	$ —	$ 10,909,803
Common Stocks	15,718,235	—	—	15,718,235
Private Investment	—	—	29,900,000	29,900,000
Money Market Funds	16,194,589	—	—	16,194,589
Total Investments	$ 42,822,627	$ —	$ 29,900,000	$ 72,722,627
18Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value the Level 3 investments as of March 31, 2020.
	Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of March 31, 2020	Valuation Approach	Valuation Technique	Unobservable Input	Amount/Range	Impact to Valuation from an Increase in Input(1)
Private Investment	$29,900,000	Income Approach	Discounted Cash Flow	Discount Rate Exit EBITDA Multiple Liquidity Discount	10.0% 11.0x 15.0%	Decrease Increase Decrease
		Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	8.5x - 10.0x 15.0%	Increase Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates. The second methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures.
As part of the valuation process, the Fund estimates operating results of the partnership. These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).
The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Private Investment
Balance as of September 30, 2019	$ 45,400,000
Change in unrealized depreciation	(15,500,000)
Balance as of March 31, 2020	$ 29,900,000
Change in unrealized gains or losses relating to assets still held at the reporting date	$(15,500,000)
For further information regarding security characteristics, see the Schedule of Investments.
2020 Semi-Annual Report19

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. A distribution received from the Fund’s investments in master limited partnerships generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each master limited partnership (“MLP”) and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Common Shareholders: The Fund had historically paid distributions to Common Shareholders monthly since inception. Going forward, the Fund plans to make distributions to Common Shareholders on a quarterly basis. Declaration and payment of future distributions is subject to approval by the Fund's Board of Trustees, as well as the Fund meeting the terms and covenants of any senior securities and the asset coverage requirements of the 1940 Act.
20Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The Fund’s dividend distribution policy is intended to provide quarterly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, will be declared and distributed quarterly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the six months ended March 31, 2020, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2021.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
2020 Semi-Annual Report21

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

3.Derivative Instruments
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
The monthly average notional value of written option contracts outstanding during the six months ended March 31, 2020 was $1,297,143.
The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2019:
Derivatives	Location of Gains (Losses) on Derivatives	Net Realized Loss on Derivatives	Net Change in Unrealized Appreciation of Derivatives
Written equity call options	Option contracts	$(3,806)	$2,090
As of March 31, 2020, there were no options contracts outstanding.
4.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.95% for state and local tax.
22Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The Fund's income tax provision consists of the following for the six months ended March 31, 2020:
Current tax expense
Federal	$ 1,506,959
State	140,003
Total current tax expense	$ 1,646,962
Deferred tax expense (benefit)
Federal	$(57,832,893)
State	(5,676,338)
Change in valuation allowance	63,509,231
Total deferred tax expense	$ —
Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the six months ended March 31, 2020, as follows:
Amount
Application of statutory income tax rate	$(56,352,008)
State income taxes net of federal benefit	(5,235,634)
Effect of permanent & temporary differences	(217,034)
Tax expense (benefit) due to change in effective state rates	(57,593)
Change in valuation allowance	63,509,231
Total current income tax expense	$ 1,646,962
The Fund’s current income tax expense consists of ordinary income, taxed at the Fund’s effective rate, which is primarily derived from depreciation recapture from its MLP investments. The Fund had cumulative net operating loss carryforwards of $39,441,553 as of September 30, 2019 and in the six months ended March 31, 2020 has utilized all of them. The Fund’s taxable ordinary income for the six months ended March 31, 2020 was in excess of all previous and current net operating losses, and has utilized all net operating loss carryforwards, resulting in the current period tax expense of $1,646,962. The Fund is subject to limitations related to Federal tax rules for capital loss carryforwards, that do not allow the Fund to offset ordinary taxable income with capital loss carryforwards.
For the six months ended March 31, 2020, the Fund’s effective tax rate and the combined federal and state statutory tax rate was 22.95%.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and
2020 Semi-Annual Report23

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of March 31, 2020 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ —
Capital loss carryforward (tax basis)	79,637,014
Net unrealized losses on investment securities (tax basis)	3,318,360
Other future deductible difference	471,193
Valuation Allowance	(83,426,567)
Total deferred tax assets	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of March 31, 2020, the Fund has determined that a valuation allowance of $83,426,567 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability, or current income tax expense.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of March 31, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
24Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of March 31, 2020, the Fund did not have any net operating loss carryforwards for federal income tax purposes.
As of March 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Expiration Date:	Amount
9/30/2021	$ 71,186,003
9/30/2024	21,566,238
9/30/2025	260,555,729
Total	$353,307,970
As of March 31, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$83,358,984	$257,280	$(10,893,637)	$(10,636,357)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term securities were $128,583,694 and $228,037,763, respectively.
2020 Semi-Annual Report25

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

7.Capital Stock
The Fund is authorized to issue unlimited common shares of beneﬁcial interest, par value of $0.01 per share (“Common Shares”). As of March 31, 2020, the shares outstanding were 49,265,059. Of the 49,265,059 shares outstanding as of March 31, 2020 for the Fund, the Adviser owned 100,271 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
The Common Shares have no preemptive, conversion, exchange or redemption rights. The Common Shares have equal voting, dividend, distribution and liquidation rights, are fully paid and non-assessable. Shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Fund has entered into and maintained an “at-the-market” offering program (the “ATM Program”) through Foreside Fund Services, LLC, as distributor (the “Distributor”), and UBS Securities LLC, as sub-placement agent (the “Sub-Placement Agent”), since May 2016 (i.e., prior to the acquisition of Center Coast Capital Advisors, LP by the Adviser, following the close of business on February 2, 2018). Under the ATM Program, the Fund may sell Common Shares on a daily basis through the Distributor and Sub-Placement Agent at prevailing market prices; provided, however, that the Common Shares are not sold at a price below the current NAV, exclusive of commissions. Insofar as the Common Shares have generally traded at a premium to NAV, the Fund has been successful issuing Common Shares through the ATM Program.
Amortization of offering costs (excluding underwriter discounts and commissions) of $240,360 related to the issuance of common stock were recorded to additional paid-in capital during the six months ended March 31, 2020.
The minimum price at which such Common Shares may be sold may not be less than the current NAV per Common Share plus any commissions to be paid to the distributor. For the six months ended March 31, 2020, the Fund issued 6,317,604 shares under this “at the market” program at an average price of $6.3095 per share.
As of March 31, 2020, the Fund issued 199,043 shares through its Dividend Reinvestment Plan.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2019, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2020. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of March 31, 2020, the Fund has not repurchased any shares under the share repurchase program.
8.Mandatory Redeemable Preferred Shares
On September 22, 2016, the Fund completed a private placement of 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“MRPS”). Each MRPS has a liquidation preference of $25,000, resulting in an aggregate liquidation preference of $50,000,000 for all MRPS.
The Fund incurred costs in connection with the issuance of the MRPS. These costs were recorded as a deferred charge and are being amortized over the life of the MRPS. Amortization of these costs are disclosed on the Statement of Operations and the unamortized balance is included within Mandatory Redeemable Preferred shares on the Statement of Assets and Liabilities.
26Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

On March 17, 2020, Fitch Ratings, the rating agency currently rating the Fund’s MRPS, downgraded its rating of the MRPS to BBB. This downgrade resulted in an increase in the annual distribution rate paid by the Fund with respect to the MRPS from 4.29% to 6.29%. Future downgrades to the rating of the MRPS by Fitch Ratings would result in further increases in the annual distribution rate paid by the Fund with respect to the MRPS, which may adversely impact the Fund’s ability to achieve its investment objective.
In order to maintain asset coverage levels required by the MRPS, on March 30, 2020, the Fund redeemed 1,254 MRPS, having an aggregate liquidation preference of $31,350,000. The redemption price per MRPS share was equal to the liquidation preference of $25,000, plus accumulated but unpaid dividends and distributions up to, but excluding, the redemption date, plus a 1% redemption premium. Accordingly, as of March 31, 2020, the Fund has 746 MRPS outstanding, with an aggregate liquidation preference of $18,650,000. The MRPS have a redemption date of September 26, 2026.
The average aggregate liquidation preference outstanding and the average annualized dividend rate of the MRP Shares during the six months ended March 31, 2020 were $25,000 and 5.76%, respectively (i.e., reflecting the increase in the annual distribution rate paid by the Fund with respect to the MRPS from 4.29% to 6.29% for the six months ended March 31, 2020).
The Fund is subject to certain restrictions relating to the MRPS, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could cause increases in the dividends rate paid, preclude the Fund from declaring any dividends to common shareholders or purchasing common shares, and/or could trigger the mandatory redemption of MRPS at liquidation preference.
The liquidation preference of MRPS, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Mandatory Redeemable Preferred Shares on the Statement of Assets and Liabilities. Unpaid dividends on MRPS are disclosed on the Statement of Assets and Liabilities. Distributions paid on MRPS are disclosed on the Statement of Operations.
9.Credit facility
The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, Ltd. for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of March 31, 2020, the Fund had no outstanding borrowings under the Credit Agreement. For the six months ended March 31, 2020, the Fund borrowed an average daily balance of $71,139,344 at a weighted average borrowing cost of 2.68%.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
2020 Semi-Annual Report27

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (Unaudited) (continued)
March 31, 2020

11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distribution: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.03	April 15, 2020	April 23, 2020
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production by approximately 10 million barrels per day, such production cuts do not take effect until May and June of 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
28Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Compliance Certification (Unaudited)
March 31, 2020

On June 3, 2019, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge, Inc. However, from time to time, PSG may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge, Inc. at any time. As of March 31, 2020, the Fund's ownership of Enbridge, Inc. was $2,305,499 or 4.5% of net assets.
2020 Semi-Annual Report29

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
30Brookfield Public Securities Group LLC

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2020 Semi-Annual Report31

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: publicsecurities.enquiries@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202
Trustees of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Trustee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey Tushaus	Assistant Treasurer
Mohamed Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) Not applicable.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: June 5, 2020

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: June 5, 2020